                                                                    Exhibit 99

                         BARNETT AUTO TRUST 1997-A

                        5.6544% ASSET BACKED NOTES
                          5.92% ASSET BACKED NOTES
                          6.03% ASSET BACKED NOTES
                          6.18% ASSET BACKED NOTES
                          6.26% ASSET BACKED NOTES
                          6.38% ASSET BACKED NOTES

Distribution Date:							07/15/98
Collection Period:							06/01/98	-	06/30/98
Under the Sale and Servicing Agreement dated as of September 18, 1997 among
Barnett Dealer	Financial Servies, Inc. (or "BDFS"), as servicer and seller
(the "Servicer"), Barnett Auto Trust 1997-A,	as issuer (the "Trust"), and
BDFS., as sponsor, the Servicer is required certain information each	month
regarding current distributions to the Noteholders and the performance of the
Trust during the previous month.  The information that is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.
A.	Information Regarding the Current Monthly Distribution
	1.	Class A-1 Notes

		a.	The aggregate amount of the distribution with respect
  			to the Notes						                                                 	$0.00

		b.	The amount of the distribution set forth in paragraph
		  	A1a above in respect of interest on the Notes.                    		$0.00

		c.	The amount of the distribution set forth in paragraph
  			A1a above in respect of principal of the Notes.                 				$0.00

		d.	The amount of the distribution set forth in paragraph
  			A1a payable out of amounts withdrawn from the Reserve
		  	Account with respect to the Notes.		                  	  		         $0.00

		e.	The amount of the distribution set forth in paragraph
  			A1a above, per $1,000 Note.			                           		    $0.0000000

		f.	The amount of the distribution set forth in paragraph
  			A1b above, per $1,000 Note.                                  		$0.0000000

		g.	The amount of the distribution set forth in paragraph
  			A1c above, per $1,000 Note.	                                  	$0.0000000

		h.	The amount of the distribution set forth in paragraph
  			A1d above, per $1,000 Note.	                                  	$0.0000000

	2.	Class A-2 Notes

		a.	The aggregate amount of the distribution with respect
  			to the Notes		                                           		$15,934,718.75

		b.	The amount of the distribution set forth in paragraph
  			A2a above in respect of interest on the Notes.	              	$633,757.89

		c.	The amount of the distribution set forth in paragraph
  			A2a above in respect of principal of the Notes.	          	$15,300,960.86

		d.	The amount of the distribution set forth in paragraph
  			A2a payable out of amounts	 withdrawn from the Reserve
  			Account with respect to the Notes.		                              		$0.00

		e.	The amount of the distribution set forth in paragraph
  			A2a above, per $1,000 Note.				                              $102.8046370

		f.	The amount of the distribution set forth in paragraph
  			A2b above, per $1,000 Note.		                                		$4.0887606

		g.	The amount of the distribution set forth in paragraph
  			A2c above, per $1,000 Note.		                               		$98.7158764

		h.	The amount of the distribution set forth in paragraph
  			A2d above, per $1,000 Note.	                                			$0.0000000

	3.	Class A-3 Notes

		a.	The aggregate amount of the distribution with respect
   		to the Notes				                                            		$854,250.00

		b.	The amount of the distribution set forth in paragraph
  			A3a above in respect of interest on the Notes.              		$854,250.00

		c.	The amount of the distribution set forth in paragraph
  			A3a above in respect of principal of the Notes.                   		$0.00

		d.	The amount of the distribution set forth in paragraph
   		A3a payable out of amounts withdrawn from the Reserve
  			Account with respect to the Notes.	                              			$0.00

		e.	The amount of the distribution set forth in paragraph
   		A3a above, per $1,000 Note.		                                		$5.0250000

		f.	The amount of the distribution set forth in paragraph
  			A3b above, per $1,000 Note.		                                		$5.0250000

		g.	The amount of the distribution set forth in paragraph
  			A3c above, per $1,000 Note.		                                		$0.0000000

		h.	The amount of the distribution set forth in paragraph
  			A3d above, per $1,000 Note.		                                		$0.0000000

	4.	Class A-4 Notes

		a.	The aggregate amount of the distribution with respect
  			to the Notes				                                            		$463,500.00

		b.	The amount of the distribution set forth in paragraph
  			A4a above in respect of interest on the Notes.	              	$463,500.00

		c.	The amount of the distribution set forth in paragraph
     A4a above in respect of principal	of the Notes.					               	$0.00

		d.	The amount of the distribution set forth in paragraph
     A4a payable out of amounts	withdrawn from the Reserve
     Account with respect to the Notes.					                          			$0.00

		e.	The amount of the distribution set forth in paragraph
     A4a above, per $1,000 Note.						                            		$5.1500000

		f.	The amount of the distribution set forth in paragraph
     A4b above, per $1,000 Note.				                            				$5.1500000

		g.	The amount of the distribution set forth in paragraph
     A4c above, per $1,000 Note.	                            							$0.0000000

		h.	The amount of the distribution set forth in paragraph
     A4d above, per $1,000 Note.		                            						$0.0000000

	5.	Class A-5 Notes

		a.	The aggregate amount of the distribution with respect
     to the Notes				                                          				$217,514.13

		b.	The amount of the distribution set forth in paragraph
     A5a above in respect of interest	on the Notes.				        				$217,514.13

		c.	The amount of the distribution set forth in paragraph
     A5a above in respect of principal	of the Notes.					             			$0.00

		d.	The amount of the distribution set forth in paragraph
     A5a payable out of amounts	withdrawn from the Reserve
     Account with respect to the Notes.					                          			$0.00

		e.	The amount of the distribution set forth in paragraph
     A5a above, per $1,000 Note.				                            				$5.2166666

		f.	The amount of the distribution set forth in paragraph
     A5b above, per $1,000 Note.				                            				$5.2166666

		g.	The amount of the distribution set forth in paragraph
     A5c above, per $1,000 Note.				                            				$0.0000000

		h.	The amount of the distribution set forth in paragraph
     A5d above, per $1,000 Note.					                            			$0.0000000

	6.	Class B Notes

		a.	The aggregate amount of the distribution with respect
     to the Notes						                                          		$192,081.81

		b.	The amount of the distribution set forth in paragraph
     A6a above in respect of interest on the Notes.					        			$192,081.81

		c.	The amount of the distribution set forth in paragraph
     A6a above in respect of principal	of the Notes.					             			$0.00

		d.	The amount of the distribution set forth in paragraph
     A6a payable out of amounts	withdrawn from the Reserve
     Account with respect to the Notes.				                          				$0.00

		e.	The amount of the distribution set forth in paragraph
     A6a above, per $1,000 Note.				                            				$5.3166667

		f.	The amount of the distribution set forth in paragraph
     A6b above, per $1,000 Note.					                            			$5.3166667

		g.	The amount of the distribution set forth in paragraph
     A6c above, per $1,000 Note.					                            			$0.0000000

		h.	The amount of the distribution set forth in paragraph
     A6d above, per $1,000 Note.						                            		$0.0000000

	7.	Certificates

		a.	The aggregate amount of the distribution with respect
     to the Certificates					                                 			$1,933,146.55

		b.	The amount of the distribution set forth in paragraph
     A7a payable out of amounts	withdrawn from the Reserve
     Account with respect to the Certificates.					           			$1,933,146.55


B.	Information Regarding the Performance of the Trust

		1.	Pool Balance and Note Principal Balance.

			a.	The Pool Balance at the close of business on the
      last day of the Collection Period.			                				$450,987,717.68

			b.	The Class A-1 Note Pool Balance after giving effect
      to payments allocated to principal as	set forth in
      paragraph A1c.				                                              			$0.00

			c.	The Class A-1 Note Pool Factor after giving affect to
      the payments set forth in	paragraphA1c				                  			0.0000000%

			d.	The Class A-2 Note Pool Balance after giving effect
      to payments allocated to principal as	set forth in
      paragraph A2c.			                                    				$113,163,477.24

			e.	The Class A-2 Note Pool Factor after giving affect
      to the payments set forth in paragraph A2c.			            				88.0893412%

			f.	The Class A-3 Note Pool Balance after giving effect
      to payments allocated to principal as	set forth in
      paragraph A3c.					                                    		$170,000,000.22

			g.	The Class A-3 Note Pool Factor after giving affect
      to the payments set forth in	paragraph A3c.			           				100.0000000%

			h.	The Class A-4 Note Pool Balance after giving effect
      to payments allocated to principal as	set forth
      in paragraph A4c.				                                  			$90,000,000.11

			i.	The Class A-4 Note Pool Factor after giving affect
      to the payments set forth in	paragraph A4c.			           				100.0000000%

			j.	The Class A-5 Note Pool Balance after giving effect
      to payments allocated to principal as	set forth in
      paragraph A5c.				                                     			$41,696,000.06

			k.	The Class A-5 Note Pool Factor after giving affect
      to the payments set forth in	paragraph A5c.					           		100.0000000%

			l.	The Class B Note Pool Balance after giving effect
      to payments allocated to principal as	set forth in
      paragraph A6c.				                                     			$36,128,240.05

			m.	The Class B Note Pool Factor after giving affect
      to the payments set forth in	paragraph A6c.			           				100.0000000%

			n.	The aggregate Purchase Amount for all Receivables
      that were repurchased	in the Collection Period.				             			$0.00

			o.	The aggregate Payahead Balance on such Distribution
      Date.                                               							$1,157,610.17

			p.	The change in the Payahead Balance from the preceding
      Distribution Date.				                                   			($135,816.77)

			q.	The aggregate Advance Balance on such Distribution Date.			$1,932,589.70

			r.	The change in the Advance Balance from the preceding
      Distribution Date.				                                    			($78,356.45)

			s.	Total Collections by the Servicer.				                 			$19,097,711.28

			t.	All amounts received by the Trust from the Servicer.						$19,019,354.83

		2.	Servicing

				a.	The aggregate amount of the Servicing Fee paid to
       the Servicer with respect	to the preceding Collection
       Period.		                                               				$388,573.90

		3.	Payment Shortfalls

				a.	The amount of the Class A Noteholders' Interest
       Carryover Shortfall after giving effect	to the
       payments set forth in paragraph A1b above with
       respect to the Notes.                                       						$0.00

				b.	The amount of the Class A Noteholders' Interest
       Carryover Shortfalls set forth in	paragraph B3a
       above per $1,000 interest with respect to the
       Class A Notes.				                                              		$0.00

				c.	The amount of the Class B Noteholders' Interest
       Carryover Shortfall after giving effect	to the
       payments set forth in paragraph A1b above with
       respect to the Notes.					                                       	$0.00

				d.	The amount of the Class B Noteholders' Interest
       Carryover Shortfalls set forth in	paragraph B3a
       above per $1,000 interest with respect to the
       Class B Notes.				                                              		$0.00

				e.	The amount of the Class A Noteholders' Principal
       Carryover Shortfall after giving effect to the
       payments set forth in paragraph A1b above with
       respect to the Notes.				                                       		$0.00

				f.	The amount of the Class A Noteholders' Principal
       Carryover Shortfalls set forth in	paragraph B3a
       above per $1,000 Principal with respect to the
       Class A Notes.				                                              		$0.00

				g.	The amount of the Class B Noteholders' Principal
       Carryover Shortfall after giving effect	to the
       payments set forth in paragraph A1b above with
       respect to the Notes.				                                       		$0.00

				h.	The amount of the Class B Noteholders' Principal
       Carryover Shortfalls set forth in	paragraph B3a
       above per $1,000 Principal with respect to the
       Class B Notes.			                                              			$0.00

		4.	Losses and Delinquencies

				a.	The aggregate amount scheduled to be paid, including
       unearned finance and	other charges, for which Obligors
       are delinquent 60 days or more.				                     		$3,072,638.54

				b.	The amount of the aggregate Realized Losses for
       such Collection Period.					                               	$694,762.90

				c.	Cumulative Realized Losses from the Closing Date,
       including Realized Losses	for such Collection Period.					$4,064,946.78

				d.	Recoveries, if any, for such Collection Period.			        			$31,335.31

		5.	Reserve Account

				a.	The Reserve Account balance as of the last day of
       the preceding Collection	Period, including earnings.		 		$23,424,605.07

				b.	Earnings included in above balance.					                   	$110,171.14

				c.	Transfer to Reserve Account from Collection
       Account on Distribution Date.			                       			$1,057,927.36

				d.	Payments to the Certificateholders				                 		($1,933,146.55)

				e.	The Reserve Account balance as of the Distribution
       Date set forth above after giving effect to the
       distribution in respect of principal made on such					  	$22,549,385.88
  					Distribution Date.

		6.	Delinquency

				a.	Percentage of principal balance of Receivables
       delinquent 31 to 60 days.			                                    			0.84%

				b.	Percentage of principal balance of Receivables
       delinquent 61 to 90 days.	                                    					0.40%

				c.	Percentage of principal balance of Receivables
       delinquent over 90 days.			                                     			0.25%

		7.	WAC/WAM

				a.	Weighted Average Coupon of Receivables			                      			12.10%

				b.	Weighted Average Remaining Term of Receivables				              		49.99

SCHEDULE OF EXCESS CASH
1.	Total interest collected in collection period								       		$4,502,367.99

2.	-	Interest on Class A-1 Notes							                                		$0.00

3	-	Interest on Class A-2 Notes									                          ($633,757.89)

4.	-	Interest on Class A-3 Notes						                         			($854,250.00)

5.	-	Interest on Class A-4 Notes					                         				($463,500.00)

6.	-	Interest on Class A-5 Notes					                         				($217,514.13)

7.	-	Interest on Class B Notes					                           				($192,081.81)

8.	-	Losses					                                              				($694,762.90)

9.	+	Late Charges/Extensions Fees Collected						                			$46,605.65

10.	-	Servicer Fee (including Late Charges)				              					($435,179.55)

Total Excess Yield								                                    			$1,057,927.36

SCHEDULE OF ALLOCATION OF COLLECTION ACCOUNT
		Total Cash Deposited to Collection Account # 77084381									$19,097,711.28


		Servicer Advance on Receivables to Barnett.		             							($78,356.45)

		Payaheads transfer from Payahead Account # 77084384						     			$135,816.77

		Class A-1 Notes
			Interest Distribution Amount - A(1)b				                           			$0.00
			Principal Distribution Amount - A(1)c				   	   		$0.00              	$0.00

		Class A-2 Notes
			Interest Distribution Amount - A(2)b					 		($633,757.89)
			Principal Distribution Amount - A(2)c				($15,300,960.86)  	($15,934,718.75)

		Class A-3 Notes
			Interest Distribution Amount - A(3)b							($854,250.00)
			Principal Distribution Amount - A(3)c				      			$0.00       	($854,250.00)

		Class A-4 Notes
			Interest Distribution Amount - A(4)b							($463,500.00)
			Principal Distribution Amount - A(4)c			      				$0.00       	($463,500.00)

		Class A-5 Notes
			Interest Distribution Amount - A(5)b							($217,514.13)
			Principal Distribution Amount - A(5)c					      		$0.00       	($217,514.13)

		Class B Notes
			Interest Distribution Amount - A(6)b							($192,081.81)
			Principal Distribution Amount - A(6)c				      			$0.00       	($192,081.81)

		Servicer fee and late charges to BDFS per Note B(2) (a)									($435,179.55)

		Excess Cash transfer to Reserve Account # 77084383						   			($1,057,927.36)
											                                                -------------------
		Balance		                                                       							$0.00
                                                           ===================

               SCHEDULE OF ALLOCATION OF RESERVE ACCOUNT

		Beginning Balance							                                    		$23,314,433.93

		Additions to Reserve Account								                          	$1,168,098.50

		Excess Yield to Certificateholders						                   			($1,933,146.55)
											                                                 ------------------
		Ending Balance		                                       							$22,549,385.88
                                                            ==================